EXHIBIT 99

                 HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES

Selected condensed consolidated financial statements and selected financial information with respect to the operations of Household Finance Corporation for the three months ended March 31, 2002 and 2001 (unaudited) and as of March 31, 2002 (unaudited) and December 31, 2001.

1)   Condensed Consolidated Statements of Income (Unaudited)

In millions.
Three months ended March 31                                 2002           2001
--------------------------------------------------------------------------------
Finance and other interest income                        $2,011.2      $1,811.1
Interest expense                                            709.8         825.5
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Net interest margin                                       1,301.4         985.6
Provision for credit losses on owned receivables            816.7         548.8
--------------------------------------------------------------------------------
Net interest margin after provision for credit losses       484.7         436.8
--------------------------------------------------------------------------------
Securitization revenue                                      428.0         306.3
Insurance revenue                                           130.1         115.9
Investment income                                            41.9          38.3
Fee income                                                  168.4         117.7
Other income                                                205.0         230.7
--------------------------------------------------------------------------------
Total other revenues                                        973.4         808.9
--------------------------------------------------------------------------------
Salaries and fringe benefits                                344.5         294.3
Sales incentives                                             51.7          52.4
Occupancy and equipment expense                              71.1          64.3
Other marketing expenses                                     64.1          62.4
Other servicing and administrative expenses                 233.8         207.4
Amortization of acquired intangibles                         18.2          24.2
Amortization of goodwill                                       --          11.2
Policyholders' benefits                                      73.8          66.6
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Total costs and expenses                                    857.2         782.8
--------------------------------------------------------------------------------
Income before income taxes                                  600.9         462.9
Income taxes                                                199.7         161.6
--------------------------------------------------------------------------------
Net income                                                $ 401.2       $ 301.3
================================================================================

2)   Condensed Consolidated Balance Sheets


                                                         March 31,  December 31,
In millions, except share data.                              2002          2001
--------------------------------------------------------------------------------
Assets                                                    (unaudited)
Cash                                                      $   267.7  $    565.6
Investment securities                                       4,081.6     2,877.1
Receivables, net                                           63,039.4    63,062.5
Advances to parent company and affiliates                   1,130.0       269.7
Acquired intangibles, net                                     418.4       436.6
Goodwill                                                      869.0       854.3
Properties and equipment, net                                 413.2       395.6
Real estate owned                                             454.7       392.6
Other assets                                                2,205.7     2,053.4
--------------------------------------------------------------------------------
Total assets                                              $72,879.7   $70,907.4
================================================================================
Liabilities and Shareholder's Equity
Debt:
  Commercial paper, bank and other borrowings             $ 5,705.6   $ 9,075.6
  Senior and senior subordinated debt
    (with original maturities over one year)               55,105.4    51,174.8
--------------------------------------------------------------------------------
Total debt                                                 60,811.0    60,250.4
Insurance policy and claim reserves                           896.8       887.3
Other liabilities                                           2,743.1     2,067.8
--------------------------------------------------------------------------------
Total liabilities                                          64,450.9    63,205.5
Common shareholder's equity:
Common stock, $1.00 par value, 1,000 shares
  authorized, issued and outstanding at
  March 31, 2002 and December 31, 2001
  and additional paid-in capital                            3,553.3     3,553.3
Retained earnings                                           5,012.6     4,611.4
Accumulated other comprehensive income                       (137.1)     (462.8)
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Total common shareholder's equity                           8,428.8     7,701.9
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Total liabilities and shareholder's equity                $72,879.7   $70,907.4
================================================================================

3)   Receivables

                                                          March 31, December 31,
In millions.                                                   2002         2001
--------------------------------------------------------------------- ----------
                                                         (unaudited)
Real estate secured                                       $39,239.2   $37,198.4
Auto finance                                                2,610.4     2,332.2
MasterCard/Visa                                             5,778.2     6,942.4
Private label                                               5,306.6     5,986.4
Personal non-credit card                                   10,338.0    10,558.6
Commercial and other                                          478.9       442.5
--------------------------------------------------------------------------------
Total owned receivables                                    63,751.3    63,460.5
Accrued finance charges                                     1,351.5     1,376.9
Credit loss reserve for owned receivables                  (2,566.4)   (2,389.5)
Unearned credit insurance premiums and claims reserves       (738.6)     (750.3)
Interest-only strip receivables                             1,036.6       961.4
Amounts due and deferred from receivables sales               204.9       403.5
--------------------------------------------------------------------------------
Total owned receivables, net                               63,039.4    63,062.5
Receivables serviced with limited recourse                 20,501.3    19,759.3
--------------------------------------------------------------------------------
Total managed receivables, net                            $83,540.7   $82,821.8
================================================================================

Interest-only strip receivables are reported net of our estimate of probable losses under the recourse provisions for receivables serviced with limited recourse. Our estimate of the recourse obligation totaled $1,196.9 million at March 31, 2002 and $1,062.1 million at December 31, 2001. Interest-only strip receivables also included fair value mark-to-market adjustments of $364.9 million at March 31, 2002 and $321.3 million at December 31, 2001.

The outstanding balance of receivables serviced with limited recourse consisted of the following:

                                    March 31,        December 31,
In millions.                            2002                2001
----------------------------------------------------------------
                                   (unaudited)
Real estate secured                 $   619.9          $   861.8
Auto finance                          4,012.7            4,026.6
MasterCard/Visa                       9,195.5            9,047.5
Private label                         2,634.0            2,150.0
Personal non-credit card              4,039.2            3,673.4
-----------------------------------------------------------------
Total                               $20,501.3          $19,759.3
=================================================================

The combination of receivables owned and receivables serviced with limited recourse, which we consider our managed portfolio, is shown below:

                                                         March 31,  December 31,
In millions.                                                 2002           2001
--------------------------------------------------------------------------------
                                                       (unaudited)
Real estate secured                                       $39,859.1    $38,060.2
Auto finance                                                6,623.1      6,358.8
MasterCard/Visa                                            14,973.7     15,989.9
Private label                                               7,940.6      8,136.4
Personal non-credit card                                   14,377.2     14,232.0
Commercial and other                                          478.9        442.5
--------------------------------------------------------------------------------
Managed receivables                                       $84,252.6    $83,219.8
================================================================================

4)  Loss Reserves (Unaudited)

The following table sets forth the activity in our owned credit loss reserves:

In millions.
Three months ended March 31,                                  2002          2001
--------------------------------------------------------------------------------
Credit loss reserves at January 1                         $2,389.5     $1,603.9
Provision for credit losses                                  816.7        548.8
Charge-offs                                                 (715.8)      (447.9)
Recoveries                                                    51.5         39.2
Other, net                                                    24.5          4.3
--------------------------------------------------------------------------------
Total credit loss reserves at March 31                    $2,566.4     $1,748.3
================================================================================


5) Consumer Two-Months-and-Over Contractual Delinquency Ratios - Owned Basis (Unaudited)

                                  March 31,     December 31,  September 30,
                                      2002              2001           2001
---------------------------------------------------------------------------
Real estate secured                   3.09%             2.89%          3.00%
Auto finance                          2.03              2.90           2.39
MasterCard/Visa                       6.85              6.14           3.93
Private label                        11.33             10.36          10.76
Personal non-credit card             11.13             10.43          10.34
---------------------------------------------------------------------------
Total Owned                           5.40%             5.22%          5.14%
===========================================================================

                                  June 30,      March 31,
                                      2001          2001
---------------------------------------------------------
Real estate secured                  2.83%          2.78%
Auto finance                         2.43           1.77
MasterCard/Visa                      3.65           3.78
Private label                       10.95          11.53
Personal non-credit card            10.16          10.02
---------------------------------------------------------
Total Owned                          5.01%          4.91%
=========================================================

6)  Consumer Net Charge-off Ratios (1) - Owned Basis (Unaudited)

                                  March 31,     December 31,   September 30,
 Three months ended                   2002             2001            2001
-----------------------------------------------------------------------------
Real estate secured                    .73%              .71%           .57%
Auto finance                          5.66              4.85           3.69
MasterCard/Visa                      10.35              8.50           6.76
Private label                        10.71             10.69          10.62
Personal non-credit card              9.35              9.14           8.77
-----------------------------------------------------------------------------
Total Owned                           4.19%             3.96%          3.64%
=============================================================================
(1) Quarter-to-date, annualized


                                June 30,       March 31,
 Three months ended                 2001           2001
--------------------------------------------------------
Real estate secured                  .52%           .46%
Auto finance                        3.27           4.17
MasterCard/Visa                     6.85           6.12
Private label                       9.80          10.35
Personal non-credit card            8.18           7.26
--------------------------------------------------------
Total Owned                         3.43%          3.22%
========================================================
(1) Quarter-to-date, annualized


7)  Owned Nonperforming Assets (Unaudited)
                                                       March 31,   December 31,
All dollar amounts are stated in millions.                 2002           2001
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Nonaccrual receivables                                 $2,027.6       $1,853.5
Accruing consumer receivables 90 or
     more days delinquent                                 800.9          806.3
Renegotiated commercial loans                               -              2.1
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Total nonperforming receivables                         2,828.5        2,661.9
Real estate owned                                         454.7          392.6
--------------------------------------------------------------------------------
Total nonperforming assets                             $3,283.2       $3,054.5
================================================================================
Owned credit loss reserves as a percent
       of nonperforming receivables                        90.7%          89.8%
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8)  Managed Basis Information (Unaudited)

We monitor our operations and evaluate trends on both an owned basis as shown in our financial statements and on a managed basis. Managed basis reporting adjustments assume that securitized receivables have not been sold and are still on our balance sheet. Managed basis information is intended to supplement, and should not be considered a substitute for, owned basis reporting and should be read in conjunction with reported owned basis results.

The following table sets forth the activity in our managed basis credit loss reserves:

In millions.
Three months ended March 31,                                   2002        2001
--------------------------------------------------------------------------------
Credit loss reserves at January 1                          $3,451.6    $2,605.3
Provision for credit losses                                 1,245.2       769.6
Charge-offs                                                (1,039.6)     (701.6)
Recoveries                                                     72.2        53.2
Other, net                                                     33.9         2.6
--------------------------------------------------------------------------------
Total credit loss reserves at March 31                     $3,763.3    $2,729.1
================================================================================


Consumer Two-Months-and-Over Contractual Delinquency Ratios - Managed Basis

                               March 31,         December 31,   September 30,
                                   2002                 2001            2001
---------------------------------------------------------------------------
Real estate secured                3.15%                2.94%          3.03%
Auto finance                       2.50                 3.15           2.52
MasterCard/Visa                    4.40                 4.24           3.18
Private label                      8.81                 8.33           8.68
Personal non-credit card          10.19                10.07           9.90
----------------------------------------------------------------------------
Total Managed                      5.07%                4.96%          4.80%
============================================================================

                                  June 30,     March 31,
                                     2001          2001
---------------------------------------------------------
Real estate secured                 2.88%          2.84%
Auto finance                        2.11           1.80
MasterCard/Visa                     2.96           2.99
Private label                       8.44           9.66
Personal non-credit card            9.67           9.42
---------------------------------------------------------
Total Managed                       4.62%          4.63%
=========================================================


Consumer Net Charge-off Ratios(1) - Managed Basis

                                   March 31,     December 31,  September 30,
Three months ended                     2002             2001           2001
---------------------------------------------------------------------------
Real estate secured                     .74%             .71%           .58%
Auto finance                           6.72             6.52           4.85
MasterCard/Visa                        7.32             6.67           5.86
Private label                          8.26             8.25           8.12
Personal non-credit card               9.37             9.01           8.46
---------------------------------------------------------------------------
Total Managed                          4.63%            4.42%          4.00%
===========================================================================
(1) Quarter-to-date, annualized


                                    June 30,     March 31,
Three months ended                     2001          2001
----------------------------------------------------------
Real estate secured                     .53%          .47%
Auto finance                           4.51          5.31
MasterCard/Visa                        5.97          5.13
Private label                          8.39          9.07
Personal non-credit card               8.09          7.41
----------------------------------------------------------
Total Managed                          3.95%         3.76%
==========================================================
(1) Quarter-to-date, annualized

Managed Basis Nonperforming Assets
                                                         March 31,  December 31,
All dollar amounts are stated in millions.                   2002          2001
--------------------------------------------------------------------------------
Nonaccrual receivables                                   $2,441.0     $2,292.0
Accruing consumer receivables 90 or
     more days delinquent                                 1,065.9      1,022.3
Renegotiated commercial loans                                --            2.1
--------------------------------------------------------------------------------
Total nonperforming receivables                           3,506.9      3,316.4
Real estate owned                                           454.7        392.6
--------------------------------------------------------------------------------
Total nonperforming assets                               $3,961.6     $3,709.0
================================================================================
Managed credit loss reserves as a percent
       of nonperforming receivables                         107.3%       104.1%
--------------------------------------------------------------------------------